Exhibit 99.2

Investor Supplement
Second Quarter 2020
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 33.
Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date this Investor Supplement was included as an exhibit to the Company's Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those factors listed in periodic reports filed by Kemper Corporation with the SEC. The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary event that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on the Company’s operating and financial results.

No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement, including any such statements related to the Pandemic. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
Second Quarter 2020

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
For Period Ended
Earned Premiums	$1,085.3	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$2,251.7	$2,191.4
Net Investment Income	67.8	85.6	93.9	91.7	96.0	82.7	153.4	178.7
Other Income	1.5	90.3	3.7	7.2	22.7	1.9	91.8	24.6
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	71.6	(117.8)	39.2	9.8	25.5	64.4	(46.2)	89.9
Net Investment Gains (Loss)	4.7	4.5	1.1	(0.1)	14.6	12.5	9.2	27.1
Total Revenues	$1,230.9	$1,229.0	$1,283.7	$1,243.8	$1,275.4	$1,236.3	$2,459.9	$2,511.7

Net Income	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$190.1	$277.4
Adjusted Consolidated Net Operating Income [1]	$79.2	$162.9	$97.9	$130.0	$91.5	$98.9	$242.1	$190.4

Per Unrestricted Common Share Amounts:
Basic:
Net Income	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$2.88	$4.25
Adjusted Consolidated Net Operating Income [1]	$1.21	$2.45	$1.46	$1.95	$1.39	$1.52	$3.67	$2.91
Diluted:
Net Income	$1.91	$0.95	$1.85	$1.91	$1.84	$2.35	$2.85	$4.20
Adjusted Consolidated Net Operating Income [1]	$1.20	$2.43	$1.45	$1.93	$1.38	$1.50	$3.63	$2.88

Dividends Paid to Shareholders Per Share	$0.30	$0.30	$0.28	$0.25	$0.25	$0.25	$0.60	$0.50

At Period End
Total Assets	$13,489.4	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2
Insurance Reserves	$5,375.0	$5,442.4	$5,471.8	$5,441.3	$5,426.1	$5,370.4
Debt	$777.7	$778.1	$778.4	$778.7	$873.3	$908.5
Shareholders’ Equity	$4,187.9	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Shareholders’ Equity Excluding Goodwill[1,2]	$3,073.9	$2,646.8	$2,858.3	$2,780.2	$2,569.7	$2,208.6
Common Shares Issued and Outstanding (In Millions)	65.282	65.365	66.666	66.642	66.564	64.931
Book Value Per Share[2]	$64.15	$57.54	$59.59	$58.43	$55.34	$51.13
Book Value Per Share Excluding Goodwill[1,2]	$47.09	$40.49	$42.87	$41.72	$38.60	$34.01
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$55.13	$53.53	$53.08	$51.51	$49.82	$47.41
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1,2]	$38.07	$36.49	$36.36	$34.80	$33.08	$30.29
Debt to Total Capitalization[2]	15.7%	17.1%	16.4%	16.7%	19.2%	21.5%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	11.4%	11.8%	14.8%	12.1%	12.4%	10.8%

[1] Non-GAAP Financial Measure. See page 33 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Income (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Revenues:
Earned Premiums	$1,085.3	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$2,251.7	$2,191.4
Net Investment Income	67.8	85.6	93.9	91.7	96.0	82.7	153.4	178.7
Other Income	1.5	90.3	3.7	7.2	22.7	1.9	91.8	24.6
Income from Change in Fair Value of Equity and Convertible Securities	71.6	(117.8)	39.2	9.8	25.5	64.4	(46.2)	89.9
Net Realized Gains on Sales of Investments	11.7	16.5	2.8	1.7	21.3	16.1	28.2	37.4
Impairment Losses	(7.0)	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)	(19.0)	(10.3)
Total Revenues	1,230.9	1,229.0	1,283.7	1,243.8	1,275.4	1,236.3	2,459.9	2,511.7
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	747.5	835.2	814.9	782.6	825.4	765.4	1,582.7	1,590.8
Insurance Expenses	272.7	271.6	265.4	256.0	263.5	234.8	544.3	498.3
Loss from Early Extinguishment of Debt	—	—	—	5.8	—	—	—	—
Interest and Other Expenses	51.0	44.5	46.5	37.9	38.0	41.4	95.5	79.4
Total Expenses	1,071.2	1,151.3	1,126.8	1,082.3	1,126.9	1,041.6	2,222.5	2,168.5
Income before Income Taxes	159.7	77.7	156.9	161.5	148.5	194.7	237.4	343.2
Income Tax Expense	(33.6)	(13.7)	(32.2)	(32.5)	(26.4)	(39.4)	(47.3)	(65.8)
Net Income	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$190.1	$277.4
Income Per Unrestricted Share:
Basic	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$2.88	$4.25
Diluted	$1.91	$0.95	$1.85	$1.91	$1.84	$2.35	$2.85	$4.20
Net Income Per Unrestricted Share:
Basic	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$2.88	$4.25
Diluted	$1.91	$0.95	$1.85	$1.91	$1.84	$2.35	$2.85	$4.20
Dividends Paid to Shareholders Per Share	$0.30	$0.30	$0.28	$0.25	$0.25	$0.25	$0.60	$0.50
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	65.258	66.516	66.650	66.622	65.408	64.815	65.887	65.113

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Assets:
Investments:
Fixed Maturities at Fair Value	$7,480.4	$6,998.5	$6,922.1	$6,883.6	$6,540.2	$6,573.1
Equity Securities at Fair Value	783.3	709.8	907.3	928.7	923.3	916.9
Equity Securities at Modified Cost	48.1	44.8	41.9	41.2	38.1	39.2
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	209.9	226.3	220.4	213.4	219.7	197.8
Convertible Securities at Fair Value	35.0	32.8	37.3	35.6	34.3	33.8
Short-term Investments at Cost which Approximates Fair Value	154.2	166.7	470.9	424.2	642.5	350.4
Other Investments	757.5	760.2	661.5	561.6	554.3	485.9
Total Investments	9,468.4	8,939.1	9,261.4	9,088.3	8,952.4	8,597.1
Cash	389.3	301.3	136.8	133.6	104.4	107.0
Receivables from Policyholders	1,165.3	1,219.1	1,117.1	1,139.8	1,095.2	1,048.6
Other Receivables	207.1	207.8	219.7	217.1	248.1	254.6
Deferred Policy Acquisition Costs	560.8	551.5	537.7	536.5	521.0	499.2
Goodwill	1,114.0	1,114.0	1,114.0	1,114.0	1,114.0	1,111.5
Current Income Tax Assets	3.5	17.8	44.7	44.1	41.0	19.7
Other Assets	581.0	581.7	557.7	546.5	540.4	544.5
Total Assets	$13,489.4	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,497.7	$3,500.8	$3,502.0	$3,499.7	$3,514.2	$3,501.7
Property and Casualty	1,877.3	1,941.6	1,969.8	1,941.6	1,911.9	1,868.7
Total Insurance Reserves	5,375.0	5,442.4	5,471.8	5,441.3	5,426.1	5,370.4
Unearned Premiums	1,642.6	1,621.4	1,545.5	1,574.9	1,545.6	1,499.5
Policyholder Contract Liabilities	520.3	430.5	309.8	204.1	221.8	254.5
Deferred Income Tax Liabilities	226.8	116.0	178.2	175.3	124.1	82.6
Liability for Unrecognized Tax Benefits	—	—	—	—	—	3.9
Accrued Expenses and Other Liabilities	759.1	783.1	733.1	751.4	741.9	742.7
Long-term Debt, Current and Non-current, at Amortized Cost	777.7	778.1	778.4	778.7	873.3	908.5
Total Liabilities	9,301.5	9,171.5	9,016.8	8,925.7	8,932.8	8,862.1
Shareholders’ Equity:
Common Stock	6.5	6.5	6.7	6.7	6.7	6.5
Paid-in Capital	1,792.5	1,788.2	1,819.2	1,812.9	1,806.4	1,673.0
Retained Earnings	1,891.6	1,791.2	1,810.3	1,704.5	1,593.7	1,489.7
Accumulated Other Comprehensive Income	497.3	174.9	336.1	370.1	276.9	150.9
Total Shareholders’ Equity	4,187.9	3,760.8	3,972.3	3,894.2	3,683.7	3,320.1
Total Liabilities and Shareholders’ Equity	$13,489.4	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Six Months Ended
	Jun 30, 2020	Jun 30, 2019
Operating Activities:
Net Income	$190.1	$277.4
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Increase in Deferred Policy Acquisition Costs	(23.1)	(51.1)
Amortization of Intangible Assets Acquired	9.5	16.7
Equity in Earnings of Equity Method Limited Liability Investments	10.9	(1.0)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	—	6.3
Decrease (Increase) in Value of Equity Securities at Fair Value	46.2	(89.9)
Amortization of Investment Securities and Depreciation of Investment Real Estate	1.0	5.9
Net Realized Gains on Sales of Investments	(28.2)	(37.4)
Impairment Losses	19.0	10.3
Depreciation and Amortization of Property, Equipment and Software	16.8	14.8
Increase in Receivables	(36.3)	(95.0)
Increase (Decrease) in Insurance Reserves	(96.7)	56.2
Increase in Unearned Premiums	97.1	121.3
Change in Income Taxes	46.5	23.2
Change in Accrued Expenses and Other Liabilities	10.7	(22.5)
Other, Net	0.3	1.3
Net Cash Provided by Operating Activities (Carryforward to page 7)	263.8	236.5

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Six Months Ended
	Jun 30, 2020	Jun 30, 2019
Net Cash Provided by Operating Activities (Carryforward from page 6)	263.8	236.5
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	482.5	959.0
Purchases of Fixed Maturities	(832.2)	(721.5)
Sales of Equity and Convertible Securities	382.6	82.7
Purchases of Equity and Convertible Securities	(309.2)	(231.7)
Acquisition and Improvements of Investment Real Estate	(0.1)	(0.6)
Sales of Investment Real Estate	5.4	—
Sale of and Return of Investment of Equity Method Limited Liability Investments	12.0	13.7
Acquisitions of Equity Method Limited Liability Investments	(12.4)	(51.6)
Decrease (Increase) in Short-term Investments	326.7	(353.4)
Acquisitions of Mortgage Loans	(10.5)	—
Paydowns of Mortgage Loans	13.1	—
Increase (Decrease) in Other Investments	0.1	(29.2)
Purchase of Corporate-owned Life Insurance	(100.0)	(50.0)
Acquisition of Software and Long-lived Assets	(39.4)	(30.7)
Other, Net	4.6	(0.3)
Net Cash Provided (Used) by Investing Activities	(76.8)	(413.6)
Financing Activities:
Proceeds from Policyholder Contract Liabilities	322.9	259.0
Repayment of Policyholder Contract Liabilities	(112.8)	(113.9)
Proceeds from Issuance of Common Stock, Net of Transaction Costs	—	127.5
Repayments of Long-term Debt	—	(35.0)
Common Stock Repurchases	(110.4)	—
Dividends and Dividend Equivalents Paid	(39.7)	(32.8)
Proceeds from Shares Issued under Employee Stock Purchase Plan	1.9	—
Cash Exercise of Stock Options	3.6	2.0
Other, Net	—	(0.4)
Net Cash Provided by Financing Activities	65.5	206.4
Increase in Cash	252.5	29.3
Cash, Beginning of Year	136.8	75.1
Cash, End of Period	$389.3	$104.4

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Book Value Per Share
Numerator
Shareholders’ Equity	$4,187.9	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)
Shareholders’ Equity Excluding Goodwill[1]	$3,073.9	$2,646.8	$2,858.3	$2,780.2	$2,569.7	$2,208.6
Shareholders’ Equity	$4,187.9	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Less: Net Unrealized Gains on Fixed Maturities	(588.6)	(261.6)	(434.0)	(461.3)	(367.8)	(241.9)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,599.3	$3,499.2	$3,538.3	$3,432.9	$3,315.9	$3,078.2
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill1	$2,485.3	$2,385.2	$2,424.3	$2,318.9	$2,201.9	$1,966.7
Denominator
Common Shares Issued and Outstanding	65.282	65.365	66.666	66.642	66.564	64.931
Book Value Per Share	$64.15	$57.54	$59.59	$58.43	$55.34	$51.13
Book Value Per Share Excluding Goodwill[1]	$47.09	$40.49	$42.87	$41.72	$38.60	$34.01
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1]	$55.13	$53.53	$53.08	$51.51	$49.82	$47.41
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$38.07	$36.49	$36.36	$34.80	$33.08	$30.29
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$443.8	$439.8	$531.1	$412.9	$376.1	$291.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$3,899.8	$3,726.2	$3,584.1	$3,402.4	$3,032.7	$2,708.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	11.4%	11.8%	14.8%	12.1%	12.4%	10.8%
Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$2,785.8	$2,612.7	$2,470.9	$2,293.8	$2,082.3	$1,916.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	15.9%	16.8%	21.5%	18.0%	18.1%	15.2%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,477.1	$3,372.9	$3,261.0	$3,144.6	$2,838.0	$2,549.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)[1]	12.8%	13.0%	16.3%	13.1%	13.3%	11.4%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,363.1	$2,259.4	$2,147.8	$2,036.0	$1,887.6	$1,757.3
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5-point Average)[1]	18.8%	19.5%	24.7%	20.3%	19.9%	16.6%
[1] Non-GAAP financial measure. See definitions beginning on page 33.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Debt and Total Capitalization
Debt	$777.7	$778.1	$778.4	$778.7	$873.3	$908.5
Shareholders’ Equity	4,187.9	3,760.8	3,972.3	3,894.2	3,683.7	3,320.1
Total Capitalization	$4,965.6	$4,538.9	$4,750.7	$4,672.9	$4,557.0	$4,228.6
Ratio of Debt to Shareholders’ Equity	18.6%	20.7%	19.6%	20.0%	23.7%	27.4%
Ratio of Debt to Total Capitalization	15.7%	17.1%	16.4%	16.7%	19.2%	21.5%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$270.5	$199.1	$206.8	$169.1	$312.7	$118.6
Borrowings Available Under Credit Agreement	400.0	400.0	400.0	400.0	400.0	300.0
Parent Company Liquidity	$670.5	$599.1	$606.8	$569.1	$712.7	$418.6

Capital Returned to Shareholders
Cash Dividends Paid	19.7	20.0	18.7	16.7	16.2	16.2

Kemper Corporation Debt Outstanding, FHLB Advances and Ratings (Dollars in Millions) (Unaudited)

	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Kemper Corporation:
Term Loan due June 29, 2020	$—	$—	$—	$—	$—	$34.9
Term Loan due July 5, 2023	49.9	49.9	49.9	49.9	$—	$—
Senior Notes at Amortized Cost:
5.0% Senior Notes due September 19, 2022	279.1	279.6	279.9	280.3	280.6	281.0
4.35% Senior Notes due February 15, 2025	448.7	448.6	448.6	448.5	448.5	448.4
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	—	—	—	—	144.2	144.2
Debt Outstanding	$777.7	$778.1	$778.4	$778.7	$873.3	$908.5

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Account Liabilities:
Federal Home Loan Bank of Chicago	$454.3	$364.2	$243.4	$137.6	$155.0	$187.7
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	—	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
5.0% Senior Notes due September 19, 2022	BBB-	Baa3	BBB	BBB
4.35% Senior Notes due February 15, 2025	BBB-	Baa3	BBB	BBB
Term Loan due July 5, 2023	NR	Baa3	BBB	BBB+
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A	A
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR
Infinity Insurance Company	A-	A3	A	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	$689.8	$753.2	$733.1	$719.2	$703.7	$669.6	$1,443.0	$1,373.3
Commercial Automobile	69.2	69.3	66.6	64.2	62.3	59.7	138.5	122.0
Total Specialty Property & Casualty Insurance Earned Premiums	759.0	822.5	799.7	783.4	766.0	729.3	1,581.5	1,495.3
Net Investment Income	16.9	28.8	28.3	28.8	28.9	21.5	45.7	50.4
Other Income	0.1	0.9	0.8	4.4	1.0	0.8	1.0	1.8
Total Specialty Property & Casualty Insurance Revenues	776.0	852.2	828.8	816.6	795.9	751.6	1,628.2	1,547.5
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	99.1	114.9	117.2	119.7	117.9	115.4	214.0	233.3
Homeowners	55.6	56.8	58.7	61.5	60.8	60.3	112.4	121.1
Other Personal	8.9	9.2	9.3	9.8	9.8	9.9	18.1	19.7
Total Preferred Property & Casualty Insurance Earned Premiums	163.6	180.9	185.2	191.0	188.5	185.6	344.5	374.1
Net Investment Income	4.3	9.7	11.5	12.0	12.3	8.3	14.0	20.6
Other Income	0.1	—	—	—	—	—	0.1	—
Total Preferred Property & Casualty Insurance Revenues	168.0	190.6	196.7	203.0	200.8	193.9	358.6	394.7
Life & Health Insurance:
Earned Premiums:
Life	95.7	97.2	95.6	96.2	97.0	95.8	192.9	192.8
Accident and Health	50.8	49.4	48.5	47.6	47.9	46.9	100.2	94.8
Property	16.2	16.4	16.8	17.0	17.2	17.2	32.6	34.4
Total Life & Health Insurance Earned Premiums	162.7	163.0	160.9	160.8	162.1	159.9	325.7	322.0
Net Investment Income	44.3	51.0	52.0	49.7	53.0	51.7	95.3	104.7
Other Income	0.5	0.1	2.9	2.9	1.6	1.1	0.6	2.7
Total Life & Health Insurance Revenues	207.5	214.1	215.8	213.4	216.7	212.7	421.6	429.4
Total Segment Revenues	1,151.5	1,256.9	1,241.3	1,233.0	1,213.4	1,158.2	2,408.4	2,371.6
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	71.6	(117.8)	39.2	9.8	25.5	64.4	(46.2)	89.9
Net Realized Gains on Sales of Investments	11.7	16.5	2.8	1.7	21.3	16.1	28.2	37.4
Impairment Losses	(7.0)	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)	(19.0)	(10.3)
Other	3.1	85.4	2.1	1.1	21.9	1.2	88.5	23.1
Total Revenues	$1,230.9	$1,229.0	$1,283.7	$1,243.8	$1,275.4	$1,236.3	$2,459.9	$2,511.7

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Segment Operating Profit:
Specialty Property & Casualty Insurance	$84.5	$75.0	$78.5	$98.6	$79.4	$99.4	$159.5	$178.8
Preferred Property & Casualty Insurance	0.8	23.0	16.1	26.5	6.4	3.3	23.8	9.7
Life & Health Insurance	19.9	26.5	35.5	41.0	16.1	29.3	46.4	45.4
Total Segment Operating Profit	105.2	124.5	130.1	166.1	101.9	132.0	229.7	233.9
Partial Satisfaction of Judgment	—	89.4	—	—	20.1	—	89.4	20.1
Other	(4.7)	(11.1)	(7.3)	(3.1)	(12.4)	(8.6)	(15.8)	(21.0)
Corporate and Other Operating Income (Loss)	(4.7)	78.3	(7.3)	(3.1)	7.7	(8.6)	73.6	(0.9)
Total Operating Profit	100.5	202.8	122.8	163.0	109.6	123.4	303.3	233.0
Income From:
Change in Fair Value of Equity and Convertible Securities	71.6	(117.8)	39.2	9.8	25.5	64.4	(46.2)	89.9
Net Realized Gains on Sales of Investments	11.7	16.5	2.8	1.7	21.3	16.1	28.2	37.4
Impairment Losses	(7.0)	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)	(19.0)	(10.3)
Acquisition Related Transaction Integration and Other Costs	(17.1)	(11.8)	(6.2)	(5.4)	(1.2)	(5.6)	(28.9)	(6.8)
Loss from Early Extinguishment of Debt	—	—	—	(5.8)	—	—	—	—
Income before Income Taxes	$159.7	$77.7	$156.9	$161.5	$148.5	$194.7	$237.4	$343.2
Segment Net Operating Income:
Specialty Property & Casualty Insurance	$67.5	$60.1	$62.3	$78.5	$62.7	$79.6	$127.6	$142.3
Preferred Property & Casualty Insurance	0.9	18.4	12.8	21.1	5.2	2.8	19.3	8.0
Life & Health Insurance	16.1	22.3	28.9	33.4	13.3	23.1	38.4	36.4
Total Segment Net Operating Income	84.5	100.8	104.0	133.0	81.2	105.5	185.3	186.7
Corporate and Other Net Operating Income (Loss) From:
Partial Satisfaction of Legal Judgment	—	70.6	—	—	15.9	—	70.6	15.9
Other	(5.3)	(8.5)	(6.1)	(3.0)	(5.6)	(6.6)	(13.8)	(12.2)
Corporate and Other Net Operating Income (Loss)	(5.3)	62.1	(6.1)	(3.0)	10.3	(6.6)	56.8	3.7
Adjusted Consolidated Net Operating Income	79.2	162.9	97.9	130.0	91.5	98.9	242.1	190.4
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	56.6	(93.1)	30.9	7.8	20.1	50.9	(36.5)	71.0
Net Realized Gains on Sales of Investments	9.3	13.0	2.2	1.4	16.8	12.7	22.3	29.5
Impairment Losses	(5.5)	(9.5)	(1.3)	(1.5)	(5.3)	(2.8)	(15.0)	(8.1)
Acquisition Related Transaction, Integration and Other Costs	(13.5)	(9.3)	(5.0)	(4.1)	(1.0)	(4.4)	(22.8)	(5.4)
Loss from Early Extinguishment of Debt	—	—	—	(4.6)	—	—	—	—
Net Income	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$190.1	$277.4

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Six Months Ended June 30, 2020
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	$26	$4.7	27	$25.4	7	$4.0	27	$27.1
$5 - $10	—	—	—	—	—	—	1	7.0
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	26	$4.7	27	$25.4	7	$4.0	28	$34.1

	Six Months Ended June 30, 2019
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	$21	$5.0	25	$21.4	17	$2.1	24	$16.7
$5 - $10	—	—	1	5.3	—	—	3	16.1
$10 - $15	—	—	1	12.5	—	—	1	13.5
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	21	$5.0	27	$39.2	17	$2.1	28	$46.3

Kemper Corporation Specialty Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Net Premiums Written	$780.9	$911.2	$782.5	$815.0	$804.7	$809.1	$1,692.1	$1,613.8

Earned Premiums	$759.0	$822.5	$799.7	$783.4	$766.0	$729.3	$1,581.5	$1,495.3
Net Investment Income	16.9	28.8	28.3	28.8	28.9	21.5	45.7	50.4
Other Income	0.1	0.9	0.8	4.4	1.0	0.8	1.0	1.8
Total Revenues	776.0	852.2	828.8	816.6	795.9	751.6	1,628.2	1,547.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	515.8	619.8	599.5	579.4	579.2	544.3	1,135.6	1,123.5
Catastrophe Losses and LAE	4.5	0.2	3.8	2.3	4.4	0.6	4.7	5.0
Prior Years:
Non-catastrophe Losses and LAE	9.6	5.3	(4.1)	(4.1)	(8.6)	(18.3)	14.9	(26.9)
Catastrophe Losses and LAE	—	0.2	0.2	0.2	(0.1)	0.2	0.2	0.1
Total Incurred Losses and LAE	529.9	625.5	599.4	577.8	574.9	526.8	1,155.4	1,101.7
Insurance Expenses	161.2	152.1	150.7	139.2	140.9	124.8	313.3	265.7
Other Expenses	0.4	(0.4)	0.2	1.0	0.7	0.6	—	1.3
Operating Profit	84.5	75.0	78.5	98.6	79.4	99.4	159.5	178.8
Income Tax Expense	(17.0)	(14.9)	(16.2)	(20.1)	(16.7)	(19.8)	(31.9)	(36.5)
Segment Net Operating Income	$67.5	$60.1	$62.3	$78.5	$62.7	$79.6	$127.6	$142.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	67.9%	75.4%	75.0%	74.0%	75.6%	74.6%	71.9%	75.2%
Current Year Catastrophe Losses and LAE Ratio	0.6	—	0.5	0.3	0.6	0.1	0.3	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.3	0.6	(0.5)	(0.5)	(1.1)	(2.5)	0.9	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	69.8	76.0	75.0	73.8	75.1	72.2	73.1	73.7
Insurance Expense Ratio	21.2	18.5	18.8	17.8	18.4	17.1	19.8	17.8
Combined Ratio	91.0%	94.5%	93.8%	91.6%	93.5%	89.3%	92.9%	91.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	67.9%	75.4%	75.0%	74.0%	75.6%	74.6%	71.9%	75.2%
Insurance Expense Ratio	21.2	18.5	18.8	17.8	18.4	17.1	19.8	17.8
Underlying Combined Ratio	89.1%	93.9%	93.8%	91.8%	94.0%	91.7%	91.7%	93.0%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	91.0%	94.5%	93.8%	91.6%	93.5%	89.3%	92.9%	91.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.6	—	0.5	0.3	0.6	0.1	0.3	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.3	0.6	(0.5)	(0.5)	(1.1)	(2.5)	0.9	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Underlying Combined Ratio	89.1%	93.9%	93.8%	91.8%	94.0%	91.7%	91.7%	93.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Non-Standard Automobile	$1,252.6	$1,326.3	$1,321.9	$1,278.7	$1,229.7	$1,181.2
Commercial Automobile	221.0	215.1	229.1	223.9	218.9	218.4
Insurance Reserves	$1,473.6	$1,541.4	$1,551.0	$1,502.6	$1,448.6	$1,399.6
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$667.9	$716.0	$730.0	$760.2	$721.6	$696.1
Incurred but Not Reported	660.8	679.1	672.2	598.8	587.8	565.6
Total Loss Reserves	1,328.7	1,395.1	1,402.2	1,359.0	1,309.4	1,261.7
Unallocated LAE Reserves	144.9	146.3	148.8	143.6	139.2	137.9
Insurance Reserves	$1,473.6	$1,541.4	$1,551.0	$1,502.6	$1,448.6	$1,399.6

Kemper Corporation Specialty Property & Casualty Insurance Segment Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Net Premiums Written	$700.5	$830.3	$714.9	$749.5	$734.5	$742.2	$1,530.8	$1,476.7

Earned Premiums	$689.8	$753.2	$733.1	$719.2	$703.7	$669.6	$1,443.0	$1,373.3
Net Investment Income	15.2	24.8	24.5	24.9	24.6	18.4	40.0	43.0
Other Income	0.1	0.8	0.8	4.3	0.9	0.8	0.9	1.7
Total Revenues	705.1	778.8	758.4	748.4	729.2	688.8	1,483.9	1,418.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	472.4	576.0	557.5	538.2	537.0	498.8	1,048.4	1,035.8
Catastrophe Losses and LAE	4.2	0.2	3.3	2.0	4.1	0.5	4.4	4.6
Prior Years:
Non-catastrophe Losses and LAE	11.2	17.8	(4.4)	(1.8)	(3.7)	(14.4)	29.0	(18.1)
Catastrophe Losses and LAE	0.1	0.2	0.2	0.2	—	0.1	0.3	0.1
Total Incurred Losses and LAE	487.9	594.2	556.6	538.6	537.4	485.0	1,082.1	1,022.4
Insurance Expenses	146.7	139.2	138.1	128.4	128.9	114.7	285.9	243.6
Other Expenses	0.4	(0.4)	0.2	1.0	0.7	0.6	—	1.3
Operating Profit	70.1	45.8	63.5	80.4	62.2	88.5	115.9	150.7
Income Tax Expense	(14.2)	(8.8)	(10.5)	(18.4)	(13.0)	(17.8)	(23.0)	(30.8)
Total Product Line Net Operating Income	$55.9	$37.0	$53.0	$62.0	$49.2	$70.7	$92.9	$119.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	68.5%	76.5%	76.0%	74.9%	76.3%	74.5%	72.7%	75.4%
Current Year Catastrophe Losses and LAE Ratio	0.6	—	0.5	0.3	0.6	0.1	0.3	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.6	2.4	(0.6)	(0.3)	(0.5)	(2.2)	2.0	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	70.7	78.9	75.9	74.9	76.4	72.4	75.0	74.4
Insurance Expense Ratio	21.3	18.5	18.8	17.9	18.3	17.1	19.8	17.7
Combined Ratio	92.0%	97.4%	94.7%	92.8%	94.7%	89.5%	94.8%	92.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	68.5%	76.5%	76.0%	74.9%	76.3%	74.5%	72.7%	75.4%
Insurance Expense Ratio	21.3	18.5	18.8	17.9	18.3	17.1	19.8	17.7
Underlying Combined Ratio	89.8%	95.0%	94.8%	92.8%	94.6%	91.6%	92.5%	93.1%
Non-GAAP Measure Reconciliation
Combined Ratio	92.0%	97.4%	94.7%	92.8%	94.7%	89.5%	94.8%	92.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.6	—	0.5	0.3	0.6	0.1	0.3	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	1.6	2.4	(0.6)	(0.3)	(0.5)	(2.2)	2.0	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Underlying Combined Ratio	89.8%	95.0%	94.8%	92.8%	94.6%	91.6%	92.5%	93.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Net Premiums Written	$80.4	$80.9	$67.6	$65.5	$70.2	$66.9	$161.3	$137.1

Earned Premiums	$69.2	$69.3	$66.6	$64.2	$62.3	$59.7	$138.5	$122.0
Net Investment Income	1.7	4.0	3.8	3.9	4.3	3.1	5.7	7.4
Other Income	—	0.1	—	0.1	0.1	—	0.1	0.1
Total Revenues	70.9	73.4	70.4	68.2	66.7	62.8	144.3	129.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	43.4	43.8	42.0	41.2	42.2	45.5	87.2	87.7
Catastrophe Losses and LAE	0.3	—	0.5	0.3	0.3	0.1	0.3	0.4
Prior Years:
Non-catastrophe Losses and LAE	(1.6)	(12.5)	0.3	(2.3)	(4.9)	(3.9)	(14.1)	(8.8)
Catastrophe Losses and LAE	(0.1)	—	—	—	(0.1)	0.1	(0.1)	—
Total Incurred Losses and LAE	42.0	31.3	42.8	39.2	37.5	41.8	73.3	79.3
Insurance Expenses	14.5	12.9	12.6	10.8	12.0	10.1	27.4	22.1
Operating Profit	14.4	29.2	15.0	18.2	17.2	10.9	43.6	28.1
Income Tax Expense	(2.8)	(6.1)	(5.7)	(1.7)	(3.7)	(2.0)	(8.9)	(5.7)
Total Product Line Net Operating Income	$11.6	$23.1	$9.3	$16.5	$13.5	$8.9	$34.7	$22.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	62.7%	63.2%	63.0%	64.2%	67.7%	76.1%	63.0%	71.9%
Current Year Catastrophe Losses and LAE Ratio	0.4	—	0.8	0.5	0.5	0.2	0.2	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	(2.3)	(18.0)	0.5	(3.6)	(7.9)	(6.5)	(10.2)	(7.2)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	(0.1)	0.2	(0.1)	—
Total Incurred Loss and LAE Ratio	60.7	45.2	64.3	61.1	60.2	70.0	52.9	65.0
Insurance Expense Ratio	21.0	18.6	18.9	16.8	19.3	16.9	19.8	18.1
Combined Ratio	81.7%	63.8%	83.2%	77.9%	79.5%	86.9%	72.7%	83.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	62.7%	63.2%	63.0%	64.2%	67.7%	76.1%	63.0%	71.9%
Insurance Expense Ratio	21.0	18.6	18.9	16.8	19.3	16.9	19.8	18.1
Underlying Combined Ratio	83.7%	81.8%	81.9%	81.0%	87.0%	93.0%	82.8%	90.0%
Non-GAAP Measure Reconciliation
Combined Ratio	81.7%	63.8%	83.2%	77.9%	79.5%	86.9%	72.7%	83.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.4	—	0.8	0.5	0.5	0.2	0.2	0.3
Prior Years Non-catastrophe Losses and LAE Ratio	(2.3)	(18.0)	0.5	(3.6)	(7.9)	(6.5)	(10.2)	(7.2)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	(0.1)	0.2	(0.1)	—
Underlying Combined Ratio	83.7%	81.8%	81.9%	81.0%	87.0%	93.0%	82.8%	90.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Net Premiums Written	$161.5	$164.1	$172.6	$189.6	$197.5	$179.6	$325.6	$377.1

Earned Premiums	$163.6	$180.9	$185.2	$191.0	$188.5	$185.6	$344.5	$374.1
Net Investment Income	4.3	9.7	11.5	12.0	$12.3	8.3	14.0	20.6
Other Income	0.1	—	—	—	—	—	0.1	—
Total Revenues	168.0	190.6	196.7	203.0	200.8	193.9	358.6	394.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	82.5	108.5	120.2	121.7	119.1	120.8	191.0	239.9
Catastrophe Losses and LAE	20.6	4.8	11.9	11.9	22.6	16.6	25.4	39.2
Prior Years:
Non-catastrophe Losses and LAE	8.2	(3.3)	(7.1)	(1.1)	(4.3)	(5.1)	4.9	(9.4)
Catastrophe Losses and LAE	0.4	(1.1)	(3.1)	(15.4)	(0.9)	1.0	(0.7)	0.1
Total Incurred Losses and LAE	111.7	108.9	121.9	117.1	136.5	133.3	220.6	269.8
Insurance Expenses	55.5	58.7	58.7	59.4	57.9	57.3	114.2	115.2
Operating Profit (Loss)	0.8	23.0	16.1	26.5	6.4	3.3	23.8	9.7
Income Tax Benefit (Expense)	0.1	(4.6)	(3.3)	(5.4)	(1.2)	(0.5)	(4.5)	(1.7)
Segment Net Operating Income (Loss)	$0.9	$18.4	$12.8	$21.1	$5.2	$2.8	$19.3	$8.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	50.5%	59.9%	64.9%	63.8%	63.2%	65.1%	55.4%	64.1%
Current Year Catastrophe Losses and LAE Ratio	12.6	2.7	6.4	6.2	12.0	8.9	7.4	10.5
Prior Years Non-catastrophe Losses and LAE Ratio	5.0	(1.8)	(3.8)	(0.6)	(2.3)	(2.7)	1.4	(2.5)
Prior Years Catastrophe Losses and LAE Ratio	0.2	(0.6)	(1.7)	(8.1)	(0.5)	0.5	(0.2)	—
Total Incurred Loss and LAE Ratio	68.3	60.2	65.8	61.3	72.4	71.8	64.0	72.1
Insurance Expense Ratio	33.9	32.4	31.7	31.1	30.7	30.9	33.1	30.8
Combined Ratio	102.2%	92.6%	97.5%	92.4%	103.1%	102.7%	97.1%	102.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	50.5%	59.9%	64.9%	63.8%	63.2%	65.1%	55.4%	64.1%
Insurance Expense Ratio	33.9	32.4	31.7	31.1	30.7	30.9	33.1	30.8
Underlying Combined Ratio	84.4%	92.3%	96.6%	94.9%	93.9%	96.0%	88.5%	94.9%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	102.2%	92.6%	97.5%	92.4%	103.1%	102.7%	97.1%	102.9%
Less:
Current Year Catastrophe Losses and LAE Ratio	12.6	2.7	6.4	6.2	12.0	8.9	7.4	10.5
Prior Years Non-catastrophe Losses and LAE Ratio	5.0	(1.8)	(3.8)	(0.6)	(2.3)	(2.7)	1.4	(2.5)
Prior Years Catastrophe Losses and LAE Ratio	0.2	(0.6)	(1.7)	(8.1)	(0.5)	0.5	(0.2)	—
Underlying Combined Ratio	84.4%	92.3%	96.6%	94.9%	93.9%	96.0%	88.5%	94.9%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Preferred Automobile	$252.8	$254.8	$262.3	$267.3	$264.5	$268.0
Homeowners	99.5	90.8	95.3	108.8	131.6	133.5
Other Personal	25.7	28.8	30.9	32.2	34.0	34.3
Insurance Reserves	$378.0	$374.4	$388.5	$408.3	$430.1	$435.8
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$230.7	$231.1	$241.3	$277.8	$278.5	$290.2
Incurred but Not Reported	119.6	115.1	118.8	100.4	120.2	113.0
Total Loss Reserves	350.3	346.2	360.1	378.2	398.7	403.2
Unallocated LAE Reserves	27.7	28.2	28.4	30.1	31.4	32.6
Insurance Reserves	$378.0	$374.4	$388.5	$408.3	$430.1	$435.8

Kemper Corporation Preferred Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Net Premiums Written	$95.6	$105.9	$111.5	$117.5	$123.4	$116.5	$201.5	$239.9

Earned Premiums	$99.1	$114.9	$117.2	$119.7	$117.9	$115.4	$214.0	$233.3
Net Investment Income	2.5	5.8	5.4	5.6	5.8	3.9	8.3	9.7
Other Income	0.1	—	—	—	—	—	0.1	—
Total Revenues	101.7	120.7	122.6	125.3	123.7	119.3	222.4	243.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	53.8	75.9	86.2	83.2	82.9	80.2	129.7	163.1
Catastrophe Losses and LAE	2.0	0.2	1.5	2.1	1.7	2.5	2.2	4.2
Prior Years:
Non-catastrophe Losses and LAE	9.7	2.2	(2.8)	(0.5)	(3.7)	(1.2)	11.9	(4.9)
Catastrophe Losses and LAE	(0.3)	(0.1)	0.2	(0.1)	—	(0.1)	(0.4)	(0.1)
Total Incurred Losses and LAE	65.2	78.2	85.1	84.7	80.9	81.4	143.4	162.3
Insurance Expenses	34.0	36.1	36.3	36.8	35.5	35.0	70.1	70.5
Operating Profit	2.5	6.4	1.2	3.8	7.3	2.9	8.9	10.2
Income Tax Expense	(0.4)	(1.2)	(0.2)	(0.7)	(1.5)	(0.5)	(1.6)	(2.0)
Total Product Line Net Operating Income (Loss)	$2.1	$5.2	$1.0	$3.1	$5.8	$2.4	$7.3	$8.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	54.3%	66.1%	73.5%	69.5%	70.3%	69.4%	60.6%	69.9%
Current Year Catastrophe Losses and LAE Ratio	2.0	0.2	1.3	1.8	1.4	2.2	1.0	1.8
Prior Years Non-catastrophe Losses and LAE Ratio	9.8	1.9	(2.4)	(0.4)	(3.1)	(1.0)	5.6	(2.1)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(0.1)	0.2	(0.1)	—	(0.1)	(0.2)	—
Total Incurred Loss and LAE Ratio	65.8	68.1	72.6	70.8	68.6	70.5	67.0	69.6
Insurance Expense Ratio	34.3	31.4	31.0	30.7	30.1	30.3	32.8	30.2
Combined Ratio	100.1%	99.5%	103.6%	101.5%	98.7%	100.8%	99.8%	99.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	54.3%	66.1%	73.5%	69.5%	70.3%	69.4%	60.6%	69.9%
Insurance Expense Ratio	34.3	31.4	31.0	30.7	30.1	30.3	32.8	30.2
Underlying Combined Ratio	88.6%	97.5%	104.5%	100.2%	100.4%	99.7%	93.4%	100.1%
Non-GAAP Measure Reconciliation
Combined Ratio	100.1%	99.5%	103.6%	101.5%	98.7%	100.8%	99.8%	99.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	2.0	0.2	1.3	1.8	1.4	2.2	1.0	1.8
Prior Years Non-catastrophe Losses and LAE Ratio	9.8	1.9	(2.4)	(0.4)	(3.1)	(1.0)	5.6	(2.1)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(0.1)	0.2	(0.1)	—	(0.1)	(0.2)	—
Underlying Combined Ratio	88.6%	97.5%	104.5%	100.2%	100.4%	99.7%	93.4%	100.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Net Premiums Written	$65.9	$58.2	$61.1	$72.1	$74.1	$63.1	$124.1	$137.2

Earned Premiums	$64.5	$66.0	$68.0	$71.3	$70.6	$70.2	$130.5	$140.8
Net Investment Income	1.8	3.9	6.1	6.4	6.5	4.4	5.7	10.9
Total Revenues	66.3	69.9	74.1	77.7	77.1	74.6	136.2	151.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	28.7	32.6	34.0	38.5	36.2	40.6	61.3	76.8
Catastrophe Losses and LAE	18.6	4.6	10.4	9.8	20.9	14.1	23.2	35.0
Prior Years:
Non-catastrophe Losses and LAE	(1.5)	(5.5)	(4.3)	(0.6)	(0.6)	(3.9)	(7.0)	(4.5)
Catastrophe Losses and LAE	0.7	(1.0)	(3.3)	(15.3)	(0.9)	1.1	(0.3)	0.2
Total Incurred Losses and LAE	46.5	30.7	36.8	32.4	55.6	51.9	77.2	107.5
Insurance Expenses	21.5	22.6	22.4	22.6	22.4	22.3	44.1	44.7
Operating Profit (Loss)	(1.7)	16.6	14.9	22.7	(0.9)	0.4	14.9	(0.5)
Income Tax Benefit (Expense)	0.5	(3.4)	(3.1)	(4.7)	0.3	—	(2.9)	0.3
Total Product Line Net Operating Income (Loss)	$(1.2)	$13.2	$11.8	$18.0	$(0.6)	$0.4	$12.0	$(0.2)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	44.5%	49.3%	50.0%	54.0%	51.3%	57.8%	47.0%	54.5%
Current Year Catastrophe Losses and LAE Ratio	28.8	7.0	15.3	13.7	29.6	20.1	17.8	24.9
Prior Years Non-catastrophe Losses and LAE Ratio	(2.3)	(8.3)	(6.3)	(0.8)	(0.8)	(5.6)	(5.4)	(3.2)
Prior Years Catastrophe Losses and LAE Ratio	1.1	(1.5)	(4.9)	(21.5)	(1.3)	1.6	(0.2)	0.1
Total Incurred Loss and LAE Ratio	72.1	46.5	54.1	45.4	78.8	73.9	59.2	76.3
Insurance Expense Ratio	33.3	34.2	32.9	31.7	31.7	31.8	33.8	31.7
Combined Ratio	105.4%	80.7%	87.0%	77.1%	110.5%	105.7%	93.0%	108.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	44.5%	49.3%	50.0%	54.0%	51.3%	57.8%	47.0%	54.5%
Insurance Expense Ratio	33.3	34.2	32.9	31.7	31.7	31.8	33.8	31.7
Underlying Combined Ratio	77.8%	83.5%	82.9%	85.7%	83.0%	89.6%	80.8%	86.2%
Non-GAAP Measure Reconciliation
Combined Ratio	105.4%	80.7%	87.0%	77.1%	110.5%	105.7%	93.0%	108.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	28.8	7.0	15.3	13.7	29.6	20.1	17.8	24.9
Prior Years Non-catastrophe Losses and LAE Ratio	(2.3)	(8.3)	(6.3)	(0.8)	(0.8)	(5.6)	(5.4)	(3.2)
Prior Years Catastrophe Losses and LAE Ratio	1.1	(1.5)	(4.9)	(21.5)	(1.3)	1.6	(0.2)	0.1
Underlying Combined Ratio	77.8%	83.5%	82.9%	85.7%	83.0%	89.6%	80.8%	86.2%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Net Premiums Written	$57.2	$49.9	$52.5	$62.3	$64.2	$54.1	$107.1	$118.3

Earned Premiums	$55.6	$56.8	$58.7	$61.5	$60.8	$60.3	$112.4	$121.1
Net Investment Income	1.6	3.6	5.2	5.5	5.6	3.8	5.2	9.4
Total Revenues	57.2	60.4	63.9	67.0	66.4	64.1	117.6	130.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	25.4	28.7	30.0	34.2	31.6	35.8	54.1	67.4
Catastrophe Losses and LAE	18.2	4.5	10.3	9.3	20.6	13.8	22.7	34.4
Prior Years:
Non-catastrophe Losses and LAE	(0.8)	(4.3)	(2.7)	0.2	0.9	(1.1)	(5.1)	(0.2)
Catastrophe Losses and LAE	0.6	(0.7)	(3.4)	(13.6)	(1.0)	1.0	(0.1)	—
Total Incurred Losses and LAE	43.4	28.2	34.2	30.1	52.1	49.5	71.6	101.6
Insurance Expenses	18.6	19.5	19.6	19.8	19.7	19.6	38.1	39.3
Operating Profit (Loss)	(4.8)	12.7	10.1	17.1	(5.4)	(5.0)	7.9	(10.4)
Income Tax Benefit (Expense)	1.1	(2.6)	(2.1)	(3.5)	1.2	1.1	(1.5)	2.3
Total Product Line Net Operating Income (Loss)	$(3.7)	$10.1	$8.0	$13.6	$(4.2)	$(3.9)	$6.4	$(8.1)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	45.7%	50.5%	51.2%	55.6%	51.9%	59.3%	48.1%	55.7%
Current Year Catastrophe Losses and LAE Ratio	32.7	7.9	17.5	15.1	33.9	22.9	20.2	28.4
Prior Years Non-catastrophe Losses and LAE Ratio	(1.4)	(7.6)	(4.6)	0.3	1.5	(1.8)	(4.5)	(0.2)
Prior Years Catastrophe Losses and LAE Ratio	1.1	(1.2)	(5.8)	(22.1)	(1.6)	1.7	(0.1)	—
Total Incurred Loss and LAE Ratio	78.1	49.6	58.3	48.9	85.7	82.1	63.7	83.9
Insurance Expense Ratio	33.5	34.3	33.4	32.2	32.4	32.5	33.9	32.5
Combined Ratio	111.6%	83.9%	91.7%	81.1%	118.1%	114.6%	97.6%	116.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	45.7%	50.5%	51.2%	55.6%	51.9%	59.3%	48.1%	55.7%
Insurance Expense Ratio	33.5	34.3	33.4	32.2	32.4	32.5	33.9	32.5
Underlying Combined Ratio	79.2%	84.8%	84.6%	87.8%	84.3%	91.8%	82.0%	88.2%
Non-GAAP Measure Reconciliation
Combined Ratio	111.6%	83.9%	91.7%	81.1%	118.1%	114.6%	97.6%	116.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	32.7	7.9	17.5	15.1	33.9	22.9	20.2	28.4
Prior Years Non-catastrophe Losses and LAE Ratio	(1.4)	(7.6)	(4.6)	0.3	1.5	(1.8)	(4.5)	(0.2)
Prior Years Catastrophe Losses and LAE Ratio	1.1	(1.2)	(5.8)	(22.1)	(1.6)	1.7	(0.1)	—
Underlying Combined Ratio	79.2%	84.8%	84.6%	87.8%	84.3%	91.8%	82.0%	88.2%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Net Premiums Written	$8.7	$8.3	$8.6	$9.8	$9.9	$9.0	$17.0	$18.9

Earned Premiums	$8.9	$9.2	$9.3	$9.8	$9.8	$9.9	$18.1	$19.7
Net Investment Income	0.2	0.3	0.9	0.9	0.9	0.6	0.5	1.5
Total Revenues	9.1	9.5	10.2	10.7	10.7	10.5	18.6	21.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.3	3.9	4.0	4.3	4.6	4.8	7.2	9.4
Catastrophe Losses and LAE	0.4	0.1	0.1	0.5	0.3	0.3	0.5	0.6
Prior Years:
Non-catastrophe Losses and LAE	(0.7)	(1.2)	(1.6)	(0.8)	(1.5)	(2.8)	(1.9)	(4.3)
Catastrophe Losses and LAE	0.1	(0.3)	0.1	(1.7)	0.1	0.1	(0.2)	0.2
Total Incurred Losses and LAE	3.1	2.5	2.6	2.3	3.5	2.4	5.6	5.9
Insurance Expenses	2.9	3.1	2.8	2.8	2.7	2.7	6.0	5.4
Operating Profit	3.1	3.9	4.8	5.6	4.5	5.4	7.0	9.9
Income Tax Expense	(0.6)	(0.8)	(1.0)	(1.2)	(0.9)	(1.1)	(1.4)	(2.0)
Total Product Line Net Operating Income	$2.5	$3.1	$3.8	$4.4	$3.6	$4.3	$5.6	$7.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	37.1%	42.4%	43.0%	43.9%	46.9%	48.5%	39.7%	47.7%
Current Year Catastrophe Losses and LAE Ratio	4.5	1.1	1.1	5.1	3.1	3.0	2.8	3.0
Prior Years Non-catastrophe Losses and LAE Ratio	(7.9)	(13.0)	(17.2)	(8.2)	(15.3)	(28.3)	(10.5)	(21.8)
Prior Years Catastrophe Losses and LAE Ratio	1.1	(3.3)	1.1	(17.3)	1.0	1.0	(1.1)	1.0
Total Incurred Loss and LAE Ratio	34.8	27.2	28.0	23.5	35.7	24.2	30.9	29.9
Insurance Expense Ratio	32.6	33.7	30.1	28.6	27.6	27.3	33.1	27.4
Combined Ratio	67.4%	60.9%	58.1%	52.1%	63.3%	51.5%	64.0%	57.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	37.1%	42.4%	43.0%	43.9%	46.9%	48.5%	39.7%	47.7%
Insurance Expense Ratio	32.6	33.7	30.1	28.6	27.6	27.3	33.1	27.4
Underlying Combined Ratio	69.7%	76.1%	73.1%	72.5%	74.5%	75.8%	72.8%	75.1%
Non-GAAP Measure Reconciliation
Combined Ratio	67.4%	60.9%	58.1%	52.1%	63.3%	51.5%	64.0%	57.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	4.5	1.1	1.1	5.1	3.1	3.0	2.8	3.0
Prior Years Non-catastrophe Losses and LAE Ratio	(7.9)	(13.0)	(17.2)	(8.2)	(15.3)	(28.3)	(10.5)	(21.8)
Prior Years Catastrophe Losses and LAE Ratio	1.1	(3.3)	1.1	(17.3)	1.0	1.0	(1.1)	1.0
Underlying Combined Ratio	69.7%	76.1%	73.1%	72.5%	74.5%	75.8%	72.8%	75.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Earned Premiums	$162.7	$163.0	$160.9	$160.8	$162.1	$159.9	$325.7	$322.0
Net Investment Income	44.3	51.0	52.0	49.7	53.0	51.7	95.3	104.7
Other Income	0.5	0.1	2.9	2.9	1.6	1.1	0.6	2.7
Total Revenues	207.5	214.1	215.8	213.4	216.7	212.7	421.6	429.4
Policyholders’ Benefits and Incurred Losses and LAE	105.9	100.7	95.0	88.8	113.5	105.4	206.6	218.9
Insurance Expenses	81.7	86.9	85.3	83.6	87.1	78.0	168.6	165.1
Operating Profit	19.9	26.5	35.5	41.0	16.1	29.3	46.4	45.4
Income Tax Expense	(3.8)	(4.2)	(6.6)	(7.6)	(2.8)	(6.2)	(8.0)	(9.0)
Segment Net Operating Income	$16.1	$22.3	$28.9	$33.4	$13.3	$23.1	$38.4	$36.4

	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Future Policyholder Benefits	$3,407.0	$3,397.1	$3,385.3	$3,374.6	$3,362.6	$3,346.1
Incurred Losses and LAE Reserves:
Life	61.6	75.5	89.2	97.0	121.4	127.0
Accident and Health	29.1	28.2	27.5	28.1	30.2	28.6
Property	3.8	3.1	3.3	3.5	4.2	3.6
Total Incurred Losses and LAE Reserves	94.5	106.8	120.0	128.6	155.8	159.2
Insurance Reserves	$3,501.5	$3,503.9	$3,505.3	$3,503.2	$3,518.4	$3,505.3

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Earned Premiums	$95.7	$97.2	$95.6	$96.2	$97.0	$95.8	$192.9	$192.8
Net Investment Income	44.8	48.7	50.1	47.8	51.0	49.9	93.5	100.9
Other Income	0.1	—	2.7	2.8	1.6	1.0	0.1	2.6
Total Revenues	140.6	145.9	148.4	146.8	149.6	146.7	286.5	296.3
Policyholders’ Benefits and Incurred Losses and LAE	76.7	68.1	65.4	$56.0	75.9	72.8	144.8	148.7
Insurance Expenses	50.9	60.3	55.4	53.3	56.7	49.9	111.2	106.6
Operating Profit	13.0	17.5	27.6	37.5	17.0	24.0	30.5	41.0
Income Tax Expense	(2.4)	(2.3)	(4.9)	(7.0)	(3.0)	(5.1)	(4.7)	(8.1)
Total Product Line Operating Income	$10.6	$15.2	$22.7	$30.5	$14.0	$18.9	$25.8	$32.9

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Earned Premiums	$50.8	$49.4	$48.5	$47.6	$47.9	$46.9	$100.2	$94.8
Net Investment Income	(0.4)	2.0	1.5	1.5	1.5	1.5	1.6	3.0
Other Income	0.4	0.1	0.2	0.1	—	0.1	0.5	0.1
Total Revenues	50.8	51.5	50.2	49.2	49.4	48.5	102.3	97.9
Policyholders’ Benefits and Incurred Losses and LAE	22.0	28.1	25.3	27.6	30.6	26.3	50.1	56.9
Insurance Expenses	24.6	20.1	22.8	22.7	22.4	20.8	44.7	43.2
Operating Profit (Loss)	4.2	3.3	2.1	(1.1)	(3.6)	1.4	7.5	(2.2)
Income Tax Benefit (Expense)	(0.9)	(0.7)	(0.5)	0.3	0.8	(0.3)	(1.6)	0.5
Total Product Line Net Operating Income (Loss)	$3.3	$2.6	$1.6	$(0.8)	$(2.8)	$1.1	$5.9	$(1.7)

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Results of Operations
Earned Premiums	$16.2	$16.4	$16.8	$17.0	$17.2	$17.2	$32.6	$34.4
Net Investment Income	(0.1)	0.3	0.4	0.4	0.5	0.3	0.2	0.8
Total Revenues	16.1	16.7	17.2	17.4	17.7	17.5	32.8	35.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.5	4.0	3.8	4.5	4.7	5.1	7.5	9.8
Catastrophe Losses and LAE	3.2	0.8	0.5	0.5	1.8	0.3	4.0	2.1
Prior Years:
Non-catastrophe Losses and LAE	0.3	(0.4)	(0.1)	0.1	0.2	0.6	(0.1)	0.8
Catastrophe Losses and LAE	0.2	0.1	0.1	0.1	0.3	0.3	0.3	0.6
Total Incurred Losses and LAE	7.2	4.5	4.3	5.2	7.0	6.3	11.7	13.3
Insurance Expenses	6.2	6.5	7.1	7.6	8.0	7.3	12.7	15.3
Operating Profit	2.7	5.7	5.8	4.6	2.7	3.9	8.4	6.6
Income Tax Expense	(0.5)	(1.2)	(1.2)	(0.9)	(0.6)	(0.8)	(1.7)	(1.4)
Total Product Line Net Operating Income	$2.2	$4.5	$4.6	$3.7	$2.1	$3.1	$6.7	$5.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	21.5%	24.3%	22.6%	26.5%	27.3%	29.7%	23.0%	28.6%
Current Year Catastrophe Losses and LAE Ratio	19.8	4.9	3.0	2.9	10.5	1.7	12.3	6.1
Prior Years Non-catastrophe Losses and LAE Ratio	1.9	(2.4)	(0.6)	0.6	1.2	3.5	(0.3)	2.3
Prior Years Catastrophe Losses and LAE Ratio	1.2	0.6	0.6	0.6	1.7	1.7	0.9	1.7
Total Incurred Loss and LAE Ratio	44.4	27.4	25.6	30.6	40.7	36.6	35.9	38.7
Insurance Expense Ratio	38.3	39.6	42.3	44.7	46.5	42.4	39.0	44.5
Combined Ratio	82.7%	67.0%	67.9%	75.3%	87.2%	79.0%	74.9%	83.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	21.5%	24.3%	22.6%	26.5%	27.3%	29.7%	23.0%	28.6%
Insurance Expense Ratio	38.3	39.6	42.3	44.7	46.5	42.4	39.0	44.5
Underlying Combined Ratio	59.8%	63.9%	64.9%	71.2%	73.8%	72.1%	62.0%	73.1%
Non-GAAP Measure Reconciliation
Combined Ratio	82.7%	67.0%	67.9%	75.3%	87.2%	79.0%	74.9%	83.2%
Less:
Current Year Catastrophe Losses and LAE Ratio	19.8	4.9	3.0	2.9	10.5	1.7	12.3	6.1
Prior Years Non-catastrophe Losses and LAE Ratio	1.9	(2.4)	(0.6)	0.6	1.2	3.5	(0.3)	2.3
Prior Years Catastrophe Losses and LAE Ratio	1.2	0.6	0.6	0.6	1.7	1.7	0.9	1.7
Underlying Combined Ratio	59.8%	63.9%	64.9%	71.2%	73.8%	72.1%	62.0%	73.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Insurance Expenses and Interest and Other Expenses (Dollars in Millions)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Insurance Expenses:
Commissions	$178.2	$188.8	$172.7	$178.3	$183.8	$174.0	$367.0	$357.8
General Expenses	79.2	70.5	70.4	69.8	74.9	62.9	149.7	137.8
Premium Taxes	23.1	24.8	22.0	21.8	25.0	24.7	47.9	49.7
Total Costs Incurred	280.5	284.1	265.1	269.9	283.7	261.6	564.6	545.3
Net Policy Acquisition Costs Deferred	(9.3)	(13.8)	(1.0)	(15.2)	(21.7)	(29.0)	(23.1)	(50.7)
Amortization of Valuation of Business Acquired ("VOBA")	1.5	1.3	1.3	1.3	1.5	2.2	2.8	3.7
Insurance Expenses	272.7	271.6	265.4	256.0	263.5	234.8	544.3	498.3
Interest and Other Expenses:
Loss from Early Extinguishment of Debt	—	—	—	5.8	—	—	—	—
Interest Expense	8.9	7.5	10.0	9.2	11.8	11.5	16.4	23.3
Other Expenses:
Acquisition Related Transaction, Integration and Other Costs	17.1	11.8	6.2	5.4	1.2	5.6	28.9	6.8
Other	25.0	25.2	30.3	23.3	25.0	24.3	50.2	49.3
Other Expenses	42.1	37.0	36.5	28.7	26.2	29.9	79.1	56.1
Interest and Other Expenses	51.0	44.5	46.5	43.7	38.0	41.4	95.5	79.4
Total Expenses	$323.7	$316.1	$311.9	$299.7	$301.5	$276.2	$639.8	$577.7

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Net Investment Income
Interest on Fixed Income Securities	$74.3	$71.0	$73.9	$73.5	$75.6	$76.4	$145.3	$152.0
Dividends on Equity Securities Excluding Alternative Investments	3.6	4.3	8.3	5.2	6.9	2.5	7.9	9.4
Alternative Investments:
Equity Method Limited Liability Investments	(12.7)	1.8	0.4	1.6	2.6	(3.6)	(10.9)	(1.0)
Limited Liability Investments Included in Equity Securities	1.1	3.8	5.1	5.2	5.1	2.6	4.9	7.7
Total Alternative Investments	(11.6)	5.6	5.5	6.8	7.7	(1.0)	(6.0)	6.7
Short-term Investments	0.3	1.6	1.3	2.5	2.6	1.8	1.9	4.4
Real Estate	2.3	2.5	2.7	2.4	2.2	2.5	4.8	4.7
Loans to Policyholders	5.5	5.6	5.7	5.9	5.7	5.3	11.1	11.0
Other	2.4	4.2	0.6	0.6	0.3	—	6.6	0.3
Total Investment Income	76.8	94.8	98.0	96.9	101.0	87.5	171.6	188.5
Investment Expenses:
Real Estate	2.7	2.6	2.4	2.5	2.3	2.4	5.3	4.7
Other Investment Expenses	6.3	6.6	1.7	2.7	2.7	2.4	12.9	5.1
Total Investment Expenses	9.0	9.2	4.1	5.2	5.0	4.8	18.2	9.8
Net Investment Income	$67.8	$85.6	$93.9	$91.7	$96.0	$82.7	$153.4	$178.7
Net Realized Gains (Losses) on Sales of Investments
Fixed Maturities:
Gains on Sales	$10.9	$15.9	$1.4	$1.9	$22.7	$15.1	$26.8	$37.8
Losses on Sales	(0.5)	(1.1)	—	(0.3)	(1.9)	(2.6)	(1.6)	(4.5)
Equity Securities:
Gains on Sales	0.1	1.3	1.3	0.2	0.7	3.6	1.4	4.3
Losses on Sales	—	(0.2)	0.1	(0.1)	(0.2)	—	(0.2)	(0.2)
Real Estate:
Gains on Sales	1.2	0.6	—	—	—	—	1.8	—
Net Realized Gains on Sales of Investments	$11.7	$16.5	$2.8	$1.7	$21.3	$16.1	$28.2	$37.4
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(7.0)	$(10.0)	$(1.7)	$(1.7)	$(6.3)	$(3.6)	$(17.0)	$(9.9)
Equity Securities	—	(2.0)	—	(0.1)	(0.4)	—	(2.0)	(0.4)
Net Impairment Losses Recognized in Earnings	$(7.0)	$(12.0)	$(1.7)	$(1.8)	$(6.7)	$(3.6)	$(19.0)	$(10.3)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Jun 30, 2020		Dec 31, 2019		Dec 31, 2018
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$711.6	7.5%	$815.9	8.8%	$865.7	10.6%
States and Political Subdivisions	1,508.1	15.9	1,515.8	16.4	1,619.1	19.9
Foreign Governments	5	0.1	16.8	0.2	5.9	0.1
Corporate Securities:
Bonds and Notes	4,324.3	45.7	3,859.7	41.7	3,393.8	41.8
Redeemable Preferred Stocks	6.7	0.1	6.7	0.1	—	—
Collaterized Loan Obligations	711.1	7.5	618.2	6.7	524.0	6.4
Other Mortgage- and Asset-backed	213.6	2.3	89.0	1.0	15.7	0.2
Total Fixed Maturities Reported at Fair Value	7,480.4	79.1	6,922.1	74.7	6,424.2	79.0
Equity Securities Reported at Fair Value:
Preferred Stocks	54.5	0.6	59.2	0.6	54.2	0.7
Common Stocks	8.4	0.1	13.2	0.1	10.9	0.1
Other Equity Interests:
Exchange Traded Funds	445.5	4.7	586.8	6.3	427.3	5.3
Limited Liability Companies and Limited Partnerships	274.9	2.9	248.1	2.7	192.0	2.4
Total Equity Securities Reported at Fair Value	783.3	8.3	907.3	9.8	684.4	8.5
Equity Securities Reported at Modified Cost:
Preferred Stocks	9.1	0.1	9.1	0.1	9.2	0.1
Common Stocks	18.6	0.2	12.3	0.1	8.8	0.1
Limited Liability Companies and Limited Partnerships	20.4	0.2	20.5	0.2	23.5	0.3
Total Equity Securities Reported at Modified Cost	48.1	0.5	41.9	0.4	41.5	0.5
Convertible Securities at Fair Value	35.0	0.4	37.3	0.4	31.5	0.4
Equity Method Limited Liability Investments	209.9	2.2	220.4	2.4	187.0	2.3
Short-term Investments at Cost which Approximates Fair Value	154.2	1.6	470.9	5.1	286.1	3.5
Other Investments:
Company Owned Life Insurance	322.6	3.4	217.0	2.3	59.3	0.7
Loans to Policyholders at Unpaid Principal	301.0	3.2	305.6	3.3	300.6	3.7
Real Estate at Depreciated Cost	101.8	1.1	111.4	1.2	114.2	1.4
Mortgage Loans	30.7	0.3	27.5	0.3	—	—
Other	1.4	—	—	—	—	—
Total Other Investments	757.5	8.0	661.5	7.1	474.1	5.8
Total Investments	$9,468.4	100.0%	$9,261.4	100.0%	$8,128.8	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Details of Invested Assets (continued) (Dollars in Millions) (Unaudited)

	Jun 30, 2020		Dec 31, 2019		Dec 31, 2018
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,738.9	63.4%	$4,387.1	63.4%	$4,156.6	64.7%
BBB	2,241.7	30.0	2,044.1	29.5	1,752.6	27.3
BB, B	325.1	4.3	319.2	4.6	333.7	5.2
CCC or Lower	174.6	2.3	171.7	2.5	181.3	2.8
Total Investments in Fixed Maturities	$7,480.3	100.1%	$6,922.1	100.0%	$6,424.2	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.5		7.1		6.2
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Jun 30, 2020		Dec 31, 2019		Dec 31, 2018
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$1,811.3	19.1%	$1,522.8	16.4%	$1,269.3	15.6%
Manufacturing	1,597.4	16.9	1,356.4	14.6	1,270.0	15.6
Transportation, Communication and Utilities	794.7	8.4	650.2	7.0	449.0	5.5
Services	561.4	5.9	604.4	6.5	516.4	6.4
Mining	268.1	2.8	154.5	1.7	158.6	2.0
Retail Trade	206.1	2.2	183.3	2.0	164.8	2.0
Wholesale Trade	0.7	—	72.9	0.8	78.4	1.0
Agriculture, Forestry and Fishing	—	—	12.4	0.1	13.7	0.2
Other	16.0	0.2	16.6	0.2	13.3	0.2
Total Fair Value of Non-governmental Fixed Maturities	$5,255.7	55.5%	$4,573.5	49.3%	$3,933.5	48.5%

	Jun 30, 2020
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$132.0	1.4%
Georgia	101.4	1.1
Colorado	95.0	1.0
New York	75.7	0.8
California	69.3	0.7
Louisiana	68.1	0.7
Michigan	68.0	0.7
Ohio	56.6	0.6
Washington	54.8	0.6
Equity Securities at Fair Value—Other Equity Interests:
Vanguard Total World Stock ETF	157.9	1.7
Total	$878.8	9.3%

[1]	Excluding Investments in U.S. Government and Government Agencies and Authorities at June 30, 2020.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Jun 30, 2020
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$10.3	$13.9	$107.8	$132.0	8.8%	1.4%
Georgia	47.3	6.1	48.0	101.4	6.7	1.1
Colorado	—	11.0	84.0	95.0	6.3	1.0
New York	6.8	9.0	59.9	75.7	5.0	0.8
California	7.1	5.1	57.1	69.3	4.6	0.7
Louisiana	41.5	5.4	21.2	68.1	4.5	0.7
Michigan	40.3	—	27.7	68.0	4.5	0.7
Ohio	6.6	—	50.0	56.6	3.8	0.6
Washington	15.7	—	39.1	54.8	3.6	0.6
Virginia	7.0	20.5	17.0	44.5	3.0	0.5
Pennsylvania	6.4	2.6	34.4	43.4	2.9	0.5
Oregon	34.6	—	4.3	38.9	2.6	0.4
Utah	0.6	—	37.5	38.1	2.5	0.4
Minnesota	—	—	35.4	35.4	2.3	0.4
Florida	5.2	—	30.2	35.4	2.3	0.4
Massachusetts	2.7	1.5	30.7	34.9	2.3	0.4
New Mexico	—	—	33.4	33.4	2.2	0.4
Indiana	—	—	33.0	33.0	2.2	0.3
District Of Columbia	4.7	—	28.3	33.0	2.2	0.3
South Carolina	17.5	1.8	10.9	30.2	2.0	0.3
Missouri	—	—	26.4	26.4	1.8	0.3
Illinois	—	—	24.5	24.5	1.6	0.3
Nebraska	—	8.5	14.6	23.1	1.5	0.2
Hawaii	20.7	0.3	—	21.0	1.4	0.2
Tennessee	3.6	8.7	7.9	20.2	1.3	0.2
Arkansas	19.3	—	—	19.3	1.3	0.2
Kentucky	—	—	18.7	18.7	1.2	0.2
New Jersey	—	—	18.4	18.4	1.2	0.2
Maryland	2.1	8.7	7.0	17.8	1.2	0.2
Mississippi	13.6	—	2.6	16.2	1.1	0.2
Alaska	1.9	3.0	10.3	15.2	1.0	0.2
Alabama	—	—	15.1	15.1	1.0	0.2
Wisconsin	—	7.4	7.4	14.8	1.0	0.2
Arizona	—	0.8	12.8	13.6	0.9	0.1
Connecticut	13.5	—	—	13.5	0.9	0.1
Iowa	—	—	12.3	12.3	0.8	0.1
Idaho	—	—	12.1	12.1	0.8	0.1
Oklahoma	—	—	11.7	11.7	0.8	0.1
Rhode Island	—	—	11.3	11.3	0.7	0.1
All Other States	4.7	7.3	49.8	61.8	4.1	0.7
Total	$333.7	$121.6	$1,052.8	$1,508.1	100.0%	15.9%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Jun 30, 2020	Jun 30, 2020	Dec 31, 2019
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$53.5	$133.3	$129.3
Senior Debt	15.6	9.9	16.0
Distressed Debt	—	12.9	22.7
Secondary Transactions	15.5	12.0	11.5
Leveraged Buyout	—	0.1	0.1
Growth Equity	—	4.3	5.3
Real Estate	—	30.5	29.9
Other	—	6.9	5.6
Total Equity Method Limited Liability Investments	84.6	209.9	220.4
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	86.7	136.5	126.1
Senior Debt	21.0	37.0	39.5
Distressed Debt	20.8	16.7	16.8
Secondary Transactions	6.8	4.6	4.9
Hedge Funds	—	66.6	48.2
Leveraged Buyout	2.1	4.3	4.4
Other	6.5	9.2	8.2
Total Reported as Other Equity Interests at Fair Value	143.9	274.9	248.1
Reported as Other Equity Interests at Modified Cost:
Mezzanine Debt	0.2	2.3	1.6
Other	—	18.1	18.9
Total Reported as Other Equity Interests at Modified Cost	0.2	20.4	20.5
Total Investments in Limited Liability Companies and Limited Partnerships	$228.7	$505.2	$489.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Impairment Losses;
3) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Loss from Early Extinguishment of Debt; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss).
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Impairment Losses related to investments, and Income (Loss) from Change in Fair Value of Equity and Convertible Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction, Integration and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Net Income to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Net Income	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$190.1	$277.4
Less Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	56.6	(93.1)	30.9	7.8	20.1	50.9	(36.5)	71.0
Net Realized Gains on Sales of Investments	9.3	13.0	2.2	1.4	16.8	12.7	22.3	29.5
Impairment Losses	(5.5)	(9.5)	(1.3)	(1.5)	(5.3)	(2.8)	(15.0)	(8.1)
Acquisition Related Transaction, Integration and Other Costs	(13.5)	(9.3)	(5.0)	(4.1)	(1.0)	(4.4)	(22.8)	(5.4)
Loss from Early Extinguishment of Debt	—	—	—	(4.6)	—	—	—	—
Adjusted Consolidated Net Operating Income	$79.2	$162.9	$97.9	$130.0	$91.5	$98.9	$242.1	$190.4
Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income Per Unrestricted Share‐basic. A reconciliation of Net Income Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income Per Unrestricted Share-basic is presented below:

	Three Months Ended						Six Months Ended
(Unaudited)	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Net Income Per Unrestricted Share	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$2.88	$4.25
Less Net Income (Loss) Per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	0.87	(1.40)	0.46	0.11	0.31	0.78	(0.55)	1.09
Net Realized Gains on Sales of Investments	0.14	0.19	0.03	0.02	0.26	0.19	0.34	0.45
Impairment Losses	(0.08)	(0.14)	(0.02)	(0.02)	(0.08)	(0.04)	(0.23)	(0.12)
Acquisition Related Transaction and Integration Costs	(0.21)	(0.14)	(0.06)	(0.06)	(0.01)	(0.07)	(0.35)	(0.08)
Loss from Early Extinguishment of Debt	—	—	—	(0.07)	—	—	—	—
Adjusted Consolidated Net Operating Income Per Unrestricted Share	$1.21	$2.45	$1.46	$1.95	$1.39	$1.52	$3.67	$2.91
Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

Kemper Corporation
As Adjusted or As Adjusted for Acquisition Non-GAAP Financial Measure

As Adjusted or As Adjusted for Acquisition amounts are non-GAAP financial measures. For the periods subsequent to acquisition, the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 the As Adjusted or As Adjusted for Acquisition amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons.

Kemper Corporation
As Adjusted for Acquisition - Consolidated Financial Highlights
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Earned Premiums
Kemper - GAAP As Reported	$1,085.3	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$2,251.7	$2,191.4

Adjusted Consolidated Net Operating Income (Loss)
Kemper	$79.2	$162.9	$97.9	$130.0	$91.5	$98.9	$242.1	$190.4
Less: Impact of Purchase Accounting	(4.4)	(4.4)	(4.4)	(6.1)	(4.2)	2.1	(8.8)	(2.1)
As Adjusted[1]	$83.6	$167.3	$102.3	$136.1	$95.7	$96.8	$250.9	$192.5
1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Property & Casualty Insurance Segment
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Earned Premiums
Kemper Specialty P&C - GAAP As Reported	$759.0	$822.5	$799.7	$783.4	$766.0	$729.3	$1,581.5	$1,495.3

Current Year Non-CAT Losses and LAE
Kemper Specialty P&C - GAAP As Reported	$515.8	$619.8	$599.5	$579.4	$579.2	$544.3	$1,135.6	$1,123.5
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	0.8	0.7	0.8	0.8	1.2	1.5	1.5	2.7
As Adjusted[1]	$515.0	$619.1	$598.7	$578.6	$578.0	$542.8	$1,134.1	$1,120.8

Insurance Expenses
Kemper Specialty P&C - GAAP As Reported	$161.2	$152.1	$150.7	$139.2	$140.9	$124.8	$313.3	$265.7
Less: Impact of Purchase Accounting
Amortization of VOBA	0.6	0.6	0.6	0.6	0.8	1.5	1.2	2.3
Amortization of Estimated Legacy Infinity Deferred Policy Acquisition Costs ("DPAC")	—	—	—	—	(3.1)	(12.1)	—	(15.2)
Amortization of VOBA, Net of Legacy Infinity DPAC	0.6	0.6	0.6	0.6	(2.3)	(10.6)	1.2	(12.9)
Amortization of Finite Life Intangible Assets Acquired	0.9	1.2	1.2	3.3	3.3	3.3	1.8	6.6
Other	3.0	3.4	3.4	3.4	3.4	3.4	5.9	6.8
Total Purchase Accounting Adjustments	4.5	5.2	5.2	7.3	4.4	(3.9)	8.9	0.5

As Adjusted[1]	$156.7	$146.9	$145.5	$131.9	$136.5	$128.7	$304.4	$265.2

Underlying Combined Ratio[1]
Kemper Specialty P&C Segment - GAAP As Reported	89.1%	93.9%	93.8%	91.8%	94.0%	91.7%	91.7%	93.0%
As Adjusted[1]	88.5%	93.1%	93.1%	90.7%	93.3%	92.1%	91.0%	92.7%
1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 34.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Personal Automobile Insurance
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Jun 30, 2020	Jun 30, 2019
Earned Premiums
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$689.8	$753.2	$733.1	$719.2	$703.7	$669.6	$1,443.0	$1,373.3
Infinity - Prior to Acquisition	—	—	—	—	—	—	—	—
As Adjusted[1]	$689.8	$753.2	$733.1	$719.2	$703.7	$669.6	$1,443.0	$1,373.3

Current Year Non-CAT Losses and LAE
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	472.4	$576.0	$557.5	$538.2	537.0	$498.8	$1,048.4	$1,035.8
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	0.6	0.6	0.6	0.6	0.9	1.3	1.2	—
As Adjusted[1]	$471.8	$575.4	$556.9	$537.6	$536.1	$497.5	$1,047.2	$1,035.8

Insurance Expenses
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$146.7	$139.2	$138.1	$128.4	$128.9	$114.7	$285.9	$243.6
Less: Impact of Purchase Accounting
Amortization of VOBA	0.4	0.4	0.4	0.4	0.7	1.3	0.8	2.0
Amortization of Estimated Legacy Infinity Deferred Policy Acquisition Costs ("DPAC")	—	—	—	—	(2.8)	(9.8)	—	(12.6)
Amortization of VOBA, Net of Legacy Infinity DPAC	0.4	0.4	0.4	0.4	(2.1)	(8.5)	0.8	(10.6)
Amortization of Finite Life Intangible Assets Acquired	0.7	1.1	1.1	3.0	3.0	3.0	1.4	6.0
Other	2.4	3.0	3.0	3.0	3.0	3.0	4.8	6.0
Total Purchase Accounting Adjustments	3.5	4.5	4.5	6.4	3.9	(2.5)	7.0	1.4

As Adjusted[1]	$143.2	$134.7	$133.6	$122.0	$125.0	$117.2	$278.9	$242.2

Underlying Combined Ratio[1]
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	89.8%	95.0%	94.8%	92.8%	94.6%	91.6%	92.5%	93.1%
As Adjusted[1]	89.2%	94.3%	94.2%	91.7%	93.9%	91.8%	91.9%	93.1%
1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 34.